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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 24, 2003





                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                        1-13894                 34-1807383
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)






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Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
         On January 24, 2003, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that a webcast interview with Transpro CEO Charles Johnson would be featured on WallStreetReporter.com.

         On January 27, 2003, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.2 announcing that it had signed a Consent Agreement with the State of Connecticut Department of Environmental Protection. Under the agreement the Company will voluntarily initiate the investigation and cleanup of environmental contamination on property occupied by a wholly owned subsidiary of the Company over twenty years ago. The Company believes there will not be any impact to its financial results due to the investigation and cleanup activities.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits - The following exhibit is filed as part of this report:

99.1   Press Release dated January 24, 2003
99.2   Press Release dated January 27, 2003




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TRANSPRO, INC.


Date:  January 27, 2003         By:  /s/ Richard A. Wisot
                                    -----------------------------
                                         Richard A. Wisot
                                         Vice President, Treasurer, Secretary,
                                         and Chief Financial Officer